BUSINESS COMBINATION, SIGNIFICANT TRANSACTION AND SALE OF BUSINESS (Details 2) (USD $) In Thousands, unless otherwise specified	May 31, 2013	Feb. 26, 2013 Pilat Europe Limited Ltd and Pilat North America Inc [Member]
Net assets	$ 1,233	$ 406
Intangible assets	4,270	331
Goodwill	6,248	496
Total assets acquired	$ 8,933	$ 1,233